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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 6, 2000

                             TRIMARK HOLDINGS, INC.
               (Exact name of registrant as specified in charter)



         DELAWARE                      0-18613              95-4272695
(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                   Identification No.)


4553 Glencoe Avenue, Suite 200, Marina del Rey, CA              90292
   (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (310) 314-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.


        (b) In a press release dated June 6, 2000, Trimark Holdings, Inc. ("Trimark") and Lions Gate Entertainment Corp. ("LGE") announced that they have signed a definitive agreement for a merger of Trimark into a newly formed, wholly owned subsidiary of LGE in a cash and stock transaction valued at approximately US$50,000,000.

        Attached as Exhibits and incorporated herein by reference to this Form 8-K is a copy of the following documents: (a) Agreement and Plan of Merger dated June 6, 2000 among LGE, LGE Merger Sub, Inc. and Trimark; (b) Lions Gate Stockholders Voting Agreement dated June 6, 2000 by and between Trimark and Frank Giustra; (c) Trimark Stockholders Voting Agreement dated June 6, 2000 by and among LGE, Mark Amin and Reza Amin; (d) Registration Rights Agreement dated

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as of June 6, 2000 among LGE, Mark Amin and Reza Amin; (e) Employment Agreement dated as of June 6, 2000 between LGE and Mark Amin; and (f) press release, dated June 6, 2000, of Trimark and LGE.


Item 7. Exhibits.
        ---------

c.      Exhibits.

        2.1 Agreement and Plan of Merger dated June 6, 2000 among LGE, LGE Merger Sub, Inc. and Trimark (schedules and certain exhibits are omitted and will be furnished supplementally to the Commission upon request)

        2.2 Lions Gate Stockholders Voting Agreement dated June 6, 2000 by and between Trimark and Frank Giustra

        2.3 Trimark Stockholders Voting Agreement dated June 6, 2000 by and among LGE, Mark Amin and Reza Amin

        2.4 Registration Rights Agreement dated as of June 6, 2000 by and among LGE, Mark Amin and Reza Amin

        2.5 Employment Agreement dated as of June 6, 2000 between LGE and Mark Amin (certain schedules are omitted and will be furnished supplementally to the Commission upon request)

        99      Press Release issued by Trimark and LGE on June 6, 2000


                                       2
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRIMARK HOLDINGS, INC.
                                       (Registrant)


                                       By: /s/ Jeff Gonzalez
                                          --------------------------
                                          Jeff Gonzalez
                                          Chief Financial Officer and
                                          Secretary


Dated: June 16, 2000


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                                INDEX TO EXHIBITS


Exhibit                                                         Method of
  No.                        Description                         Filing
-------                      -----------                        ---------

2.1         Agreement and Plan of Merger dated June 6, 2000      Filed
            among LGE, LGE Merger Sub, Inc. and Trimark          electronically
            (schedules and certain exhibits are omitted and      herewith
            will be furnished supplementally to the Commission
            upon request)

2.2         Lions Gate Stockholders Voting Agreement dated        Filed
            June 6, 2000 by and between Trimark and               electronically
            Frank Giustra                                         herewith

2.3         Trimark Stockholders Voting Agreement dated           Filed
            June 6, 2000 by and among LGE, Mark Amin and          electronically
            Reza Amin                                             herewith

2.4         Registration Rights Agreement dated as of             Filed
            June 6, 2000 by and among LGE, Mark Amin              electronically
            and Reza Amin                                         herewith

2.5         Employment Agreement dated as of June 6, 2000         Filed
            between LGE and Mark Amin (certain schedules are      electronically
            omitted and will be furnished supplementally to the   herewith
            Commission upon request)

99          Press Release issued by Trimark and LGE on            Filed
            June 6, 2000                                          electronically
                                                                  herewith


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